EXHIBIT 10.1

RADIAN GROUP INC.

EQUITY COMPENSATION PLAN

(Amended and Restated as of February 8, 2005)

The purpose of the Equity Compensation Plan (the “Plan”) of Radian Group Inc. (the “Company”) is to promote the interests of the Company by providing incentives to (i) designated officers and other employees of the Company or an Affiliate (as defined herein), and (ii) non-employee members of the Board of Directors of the Company (the “Board”), to encourage them to acquire a proprietary interest, or to increase their proprietary interest, in the Company. The Company believes that the Plan will cause participants to contribute materially to the growth of the Company, thereby benefiting the Company’s stockholders. For purposes of the Plan, the term “Affiliate” shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, the Company; and the terms “Parent Corporation” and “Subsidiary Corporation” shall have the meanings set forth in subsections (e) and (f) of Section 424 of the Internal Revenue Code of 1986, as amended (the “Code”).

1. Administration

The Plan shall be administered and interpreted by a committee of the Board (the “Committee”); provided, however, that grant decisions made hereunder shall be made by at least two persons, each of whom may be (i) “outside directors” as defined under Section 162(m) of the Internal Revenue Code, and (ii) “non-employee directors” as defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board may appoint a subcommittee for this purpose, in which case references herein to the “Committee” shall mean the subcommittee as appropriate. The Committee shall have the sole authority to determine (i) who is eligible to receive Grants (as defined in Section 2 below) under the Plan, (ii) the type, size and terms of each Grant under the Plan (subject to Section 4 below), (iii) the time when each Grant will be made and the duration of any exercise or restriction period; (iv) any restrictions on resale applicable to the shares to be issued or transferred pursuant to the Grant; and (v) any other matters arising under the Plan. The Committee may, in its discretion or in accordance with a directive from the Board, waive any provisions of any Grant, provided such waiver is not inconsistent with the terms of this Plan as then in effect. The Committee may, if it so desires, base any of the foregoing determinations upon the recommendations of management of the Company. A majority of the Committee shall constitute a quorum thereof, and the actions of a majority of the Committee at a meeting at which a quorum is present, or actions unanimously approved in writing by all members of the Committee, shall be actions of the Committee. The Committee shall have full power and authority to administer and interpret the Plan and to adopt or amend such rules, regulations, agreements and instruments as it may deem appropriate for the proper administration of the Plan. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any Grants under the Plan. No person acting under this subsection shall be held liable for any action or determination made with respect to the Plan or any Grant under the Plan, except for the willful misconduct or gross negligence of such person.

2. Grants

Incentives under the Plan shall consist of Incentive Stock Options (as defined in Section 5(b) below), Nonqualified Stock Options (as defined in Section 5(b) below), Restricted Stock Grants (as defined in Section 6 below), SARs (as defined in Section 7 below), Phantom Stock (as defined in Section 8 below), and Performance Share Awards (as defined in Section 9 below) (hereinafter collectively referred to as “Grants”). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions of any nature as the Committee deems appropriate and specifies in writing to the participant (the “Grant Letter”), as long as they are not inconsistent with the Plan. The Committee shall approve the form and provisions of each Grant Letter. Grants under any section of the Plan need not be uniform as among the participants receiving the same type of Grant, and Grants under two or more sections of the Plan may be combined in one Grant Letter.

3. Shares Subject to the Plan

(a) The aggregate number of shares of the Common Stock, par value $0.001 (“Common Stock”), of the Company that may be issued or transferred under the Plan is 9,400,000, subject to adjustment pursuant to Section 3(b) below. The maximum number of shares of Common Stock for which any Grantee may be granted options (and related stock appreciation rights) under the Plan is limited to 150,000 for any calendar year, subject to adjustment pursuant to Section 3(b) below. The shares may be authorized but unissued shares or reacquired shares. If and to the extent that options or SARs granted under the Plan terminate, expire or are canceled without having been exercised (including shares canceled as part of an exchange of Grants), or if any shares of restricted stock or Phantom Stock or any Performance Share Awards are forfeited, the shares subject to such Grant shall again be available for subsequent Grants under the Plan.

(b) If any change is made to the Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, or exchange of shares or any other change in capital structure made without receipt of consideration), then unless such event or change results in the termination of all outstanding Grants under the Plan, the Committee shall preserve the value of the outstanding Grants by adjusting the maximum number and class of shares issuable under the Plan to reflect the effect of such event or change in the Company’s capital structure, and by making appropriate adjustments to the number and class of shares, the exercise price of each outstanding Grant and otherwise, except that any fractional shares resulting from such adjustments shall be eliminated by rounding any portion of a share equal to .500 or greater up, and any portion of a share equal to less than .500 down, in each case to the nearest whole number.

4. Eligibility for Participation

Officers and other employees of the Company or an Affiliate, and non-employee members of the Board, shall be eligible to participate in the Plan (hereinafter referred to individually as an “Eligible Participant” and collectively as “Eligible Participants”). Only Eligible Participants who are officers or other employees of the Company or a Parent Corporation or Subsidiary Corporation shall be eligible to receive Incentive Stock Options and Performance Share Awards. All Eligible Participants shall be eligible to receive Nonqualified Stock Options, Restricted Stock Grants, SARs and Phantom Stock. The Committee shall select from among the Eligible Participants those who will receive Grants (the “Grantees”) and shall determine the number of shares of Common Stock subject to each Grant. The Committee may, if it so desires, base any such selections or determinations upon the recommendations of management of the Company. Nothing contained in the Plan shall be construed to limit in any manner whatsoever the right of the Company to grant rights or options to acquire Common Stock or awards of Common Stock otherwise than pursuant to the Plan.

5. Stock Options

(a) Number of Shares. The Committee, in its sole discretion, shall determine the number of shares of Common Stock that will be subject to each option.

(b) Type of Option and Option Price.

(1) The Committee may grant options qualifying as incentive stock options within the meaning of Section 422 of the Code (“Incentive Stock Options”) and other stock options (“Nonqualified Stock Options”), in accordance with the terms and conditions set forth herein, or may grant any combination of Incentive Stock Options and Nonqualified Stock Options (hereinafter referred to collectively as “Stock Options”). The option price per share of each Stock Option shall not be less than the fair market value (as defined herein) of a share of Common Stock on the date of grant (subject to the following sentence). If the Grantee of an Incentive Stock Option is the owner of Common Stock (as determined under section 424(d) of the Code) who possesses more than 10% of the total combined voting power of all classes of stock of the Company or a Parent Corporation or Subsidiary Corporation, the option price per share in the case of an Incentive Stock Option shall not be less than 110% of the fair market value of a share of Common Stock on the date of grant.

(2) For all valuation purposes under the Plan, the fair market value of a share of Common Stock shall be the closing price at which the Common Stock shall have been sold regular way on the New York Stock Exchange on the date as of which such value is being determined or, if no sales occurred on such day, then on the next preceding day on which there were such sales, or, if at any time the Common Stock shall not be listed on the New York Stock Exchange, the fair market value as determined by the Committee on the basis of available prices for such Common Stock or in such manner as may be authorized by applicable regulations under the Code.

(c) Exercise Period. The Committee shall determine the option exercise period of each Stock Option. The exercise period shall not exceed ten years from the date of grant. However, if the Grantee of an Incentive Stock Option is the owner of Common Stock (as determined under Section 424(d) of the Code) who possesses more than 10% of the total combined voting power of all classes of stock of the Company or a Parent Corporation or Subsidiary Corporation, the exercise period shall not exceed five years. Notwithstanding any determinations by the Committee regarding the exercise period of any Stock Option, all outstanding Stock Options shall become immediately exercisable upon a Change of Control of the Company (as defined in Section 11 below).

(d) Vesting of Options and Restrictions on Shares. The vesting period for Stock Options shall commence on the date of grant and shall end on the date or dates, determined by the Committee, that shall be specified in the Grant Letter; provided, however, that unless otherwise specified in the Grant Letter, each Stock Option shall vest and become exercisable in cumulative installments to the extent of 25% of the number of shares originally covered thereby on and after the first, second, third and fourth anniversaries of the grant of the Stock Option, if the Grantee is an employee of the Company or a Parent Corporation or Subsidiary Corporation (or an Affiliate, in the case of a Nonqualified Stock Option), or a non-employee member of the Board in the case of a Nonqualified Stock Option, on such anniversary. The Committee may impose upon the shares of Common Stock issuable upon the exercise of a Stock Option such restrictions as it deems appropriate and specifies in the Grant Letter. During any period in which such restrictions apply, the provisions of Section 6(d) below shall be applicable to such shares, and the Committee, in such circumstances as it deems equitable, may determine that all such restrictions shall lapse. Notwithstanding any other provision of the Plan, all outstanding Stock Options shall become immediately exercisable upon the earliest to occur of the following, if at such time the Grantee is an employee of the Company or a Parent Corporation or Subsidiary Corporation (or an Affiliate, in the case of a Nonqualified Stock Option), or a non-employee member of the Board in the case of a Nonqualified Stock Option: (i) the Grantee’s normal retirement date, (ii) five years from the date of the Grant, (iii) the Grantee’s death or Disability, or (iv) the occurrence of a Change of Control of the Company (as defined in Section 11 below). For purposes of this Plan, “Disability” shall mean a physical or mental impairment of sufficient severity that the Grantee is both eligible for and in receipt of benefits under the long-term disability program maintained by the Company.

(e) Manner of Exercise. A Grantee may exercise a Stock Option by delivering a duly completed notice of exercise to the Secretary of the Company. Unless other arrangements satisfactory to the Company are made, no shares of Common Stock shall be issued on the exercise of a Stock Option unless paid for in full at the time of purchase. Payment for shares of Common Stock purchased upon the exercise of a Stock Option shall be made in cash or, with the consent of the Committee, in whole or in part in such shares of Common Stock held for at least six months valued at the then fair market value thereof. Stock certificates for the shares of Common Stock so paid will be issued and delivered to the person entitled thereto only at the Company’s office in Philadelphia, PA. No person shall have any rights as a stockholder with respect to any share of Common Stock covered by a Stock Option unless and until such person shall have become the holder of record of such share, and, except as otherwise permitted in

Section 3(b) hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property or distributions or other rights) in respect of such share for which the record date is prior to the date on which such person shall have become the holder of record thereof.

(f) Termination of Employment, Retirement, Disability or Death.

(1) (A) If a Grantee is an employee and ceases to be an Eligible Participant for any reason other than retirement, Disability or death, any Stock Option which is otherwise exercisable by the Grantee shall terminate unless exercised by the Grantee within 90 days after the date on which the Grantee ceases to be an Eligible Participant (or within such other period of time, which may be longer or shorter than 90 days, specified in the Grant Letter), but in any event no later than the date of expiration of the option exercise period.

(B) In the event of the Disability or death of such Grantee, any Stock Option which was otherwise exercisable by such Grantee shall terminate unless exercised by the Grantee (or the Grantee’s personal representative) within one year after the date on which the Grantee ceases to be an Eligible Participant (or within such other period of time, which may be longer or shorter than one year, specified in the Grant Letter), but in any event no later than the date of expiration of the option exercise period. (C) In the event of the retirement of such Grantee, any Stock Option which was otherwise exercisable by such Grantee at the date of retirement may be exercised by the Grantee at any time prior to the normal expiration of the option exercise term. The term “retirement” as used herein shall mean a Grantee’s retirement as defined under the Company’s Pension Plan.

(2) If a Grantee is a non-employee director and ceases to be an Eligible Participant due to Grantee’s failure to be nominated for reelection to the Board or failure to be reelected after nomination, any Stock Option which is otherwise exercisable by the Grantee shall terminate unless exercised by the Grantee within 90 days after the date on which the Grantee ceases to be an Eligible Participant (or within such other period of time, which may be longer or shorter than 90 days, as may be specified in the Grant Letter), but in any event no later than the date of expiration of the option exercise period. In the event of a voluntary departure from the Board, Disability or death of such Grantee, any Stock Option which was otherwise exercisable by such Grantee at the date of such voluntary departure from the Board, Disability or death, may be exercised by the Grantee (or the Grantee’s personal representative) at any time prior to the normal expiration of the option exercise term.

(g) Limits on Incentive Stock Options. Each Grant of an Incentive Stock Option shall provide that:

(1) the Stock Option is not transferable by the Grantee, except, in the case of an individual Grantee, by will or the laws of descent and distribution;

(2) the Stock Option is exercisable only by the Grantee, except as otherwise provided herein or in the Grant Letter in the event of the death of an individual Grantee; and

(3) the aggregate fair market value of the Common Stock on the date of the Grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year under the Plan and under any other stock option plan of the Company shall not exceed $100,000.

(h) Exchange Act Limitation. Unless the Grantee could otherwise transfer Common Stock issued pursuant to the Stock Option without incurring liability under Section 16(b) of the Exchange Act, at least six months must elapse from the date of acquisition of the Stock Option until the date of disposition of the Common Stock issued upon exercise thereof.

(i) Replacement Options. If a Stock Option granted pursuant to the Plan may be exercised by a Grantee by means of a stock-for-stock swap method of exercise as provided in 5(e) above, then the Committee may, in its sole discretion, authorize the Grantee to automatically receive a replacement Stock Option pursuant to this part of the Plan. This replacement option shall cover a number of shares determined by the Committee. The per share exercise price of the replacement option shall equal the then current fair market value of a share of Stock, and shall have a term extending to the expiration date of the original Stock Option. The Committee shall have the right, in its sole discretion and at any time, to discontinue the automatic grant of replacement options if it determines the continuance of such grants to no longer be in the best interest of the Company.

6. Restricted Stock Grants

The Committee may issue shares of Common Stock to an Eligible Participant pursuant to an incentive or long range compensation plan, program or contract approved by the Committee (a “Restricted Stock Grant”). The following provisions are applicable to Restricted Stock Grants:

(a) General Requirements. Shares of Common Stock issued pursuant to Restricted Stock Grants will be issued for or in consideration for cash or services rendered having a value, as determined by the Board, at least equal to the par value thereof. All conditions and restrictions imposed under each Restricted Stock Grant, and the period of years during which the Restricted Stock Grant will remain subject to such restrictions, shall be set forth in the Grant Letter and designated therein as the “Restriction Period.” All restrictions imposed under any Restricted Stock Grant shall lapse on such date or dates as the Committee may approve until the restrictions have lapsed as to 100% of the shares, except that upon a Change of Control of the Company, all restrictions on the transfer of the shares which have not been forfeited prior to such date shall immediately lapse and all such shares shall become fully vested. In addition, the Committee, in circumstances that it deems equitable, may determine as to any or all Restricted Stock Grants, that all the restrictions shall lapse, notwithstanding any Restriction Period.

(b) Number of Shares. The Committee, in its sole discretion, shall determine the number of shares of Common Stock that will be granted in each Restricted Stock Grant.

(c) Requirement of Relationship with Company. If the Grantee’s relationship with the Company (as an employee or non-employee member of the Board, as the case may be) terminates during the period designated in the Grant Letter as the Restriction Period, the Restricted Stock Grant shall terminate as to all shares covered by the Grant as to which restrictions on transfer have not lapsed, and such shares shall be immediately returned to the Company. The Committee may, in its sole discretion, provide for complete or partial exceptions to the provisions of this Section 6(c).

(d) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Common Stock to which such Restriction Period applies except to a Successor Grantee pursuant to Section 10(a) below. Each certificate representing a share of Common Stock issued or transferred under a Restricted Stock Grant shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate or certificates representing any such shares as to which all restrictions have lapsed.

(e) Shareholder Rights. Except as provided in this Section 6, the Grantee shall have, with respect to shares of Common Stock issued pursuant to a Restricted Stock Grant, all of the rights of a shareholder, including the right to vote the shares and the right to receive any cash dividends.

7. Stock Appreciation Rights

(a) General Provisions. Stock Appreciation Rights (“SARs”) may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Nonqualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. The exercise price of each SAR shall be equal to (i) the exercise price or option price of the related Stock Option or (ii) the fair market value of a share of Common Stock as of the date of grant of such Stock Appreciation Right, but only in such circumstances where the SAR is granted subsequent to the date of grant of the related Stock Option and an exercise price established in accordance with clause (i) above would result in the disallowance of the Company’s expense deduction pursuant to Section 162(m) of the Code.

(b) Number of SARs. The number of SARs granted to a Grantee which shall be exercisable during any given period of time shall not exceed the number of shares of Common Stock which the Grantee may purchase upon the exercise of the related Stock Option during such period. Upon the exercise of a Stock Option, the SARs relating to the Common Stock covered by the Stock Option shall terminate. Upon the exercise of any SARs, the related Stock Option shall terminate to the extent of an equal number of shares of Common Stock.

(c) Settlement Amount. Upon a Grantee’s exercise of some or all of the Grantee’s SARs, the Grantee shall receive in settlement of such SARs an amount equal to the stock appreciation (as defined herein) for the number of SARs exercised, payable in cash, Common Stock or a combination thereof. The “stock appreciation” for an SAR is the difference between the option price specified for the related Stock Option (or the exercise price otherwise determined under (a), above) and the fair market value of the underlying Common Stock on the date of exercise of the SAR.

(d) Settlement Election. Upon the exercise of any SARs, the Grantee shall have the right to elect the portions of the settlement amount that the Grantee desires to receive in cash and shares of Common Stock, respectively. For purposes of calculating the number of shares of Common Stock to be received upon settlement, shares of Common Stock shall be valued at their fair market value on the date of exercise of the SARs. Notwithstanding the foregoing, the Committee shall have the right (i) to disapprove a Grantee’s election to receive such settlement in whole or in part in cash, and to require that shares of Common Stock be delivered in lieu of cash or (ii) to require that settlement be made in cash if the Company does not or may not in the future have sufficient shares authorized for issuance. If shares of Common Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

(e) Exercise. Any SAR is exercisable only during the period when the Stock Option to which it is related is also exercisable.

8. Phantom Stock

(a) General Provisions. The Committee may grant Phantom Stock in such amounts as it deems appropriate. Phantom Stock shall give the Grantee the right to receive shares of Common Stock on a conversion date specified by the Committee. The Committee may establish conditions on the conversion of Phantom Stock and restrictions on vesting, if any, as it deems appropriate. The period of years during which a Phantom Stock Grant will be subject to any vesting restrictions shall be set forth in the Grant Letter and designated as the “Restriction Period”. All vesting restrictions imposed under a Phantom Stock Grant shall lapse on such date or dates as the Committee may approve, except that upon a Change of Control of the Company, all restrictions shall immediately lapse and the Phantom Stock shall become fully vested. In addition, the Committee, in circumstances that it deems equitable, may determine as to any or all Phantom Stock Grants that the Grants shall not be subject to vesting restrictions, or that the restrictions shall lapse notwithstanding any Restriction Period. Each share of Phantom Stock shall be granted at full value with no exercise price.

(b) Number of Shares of Phantom Stock; Accounts. The Committee, in its sole discretion, shall determine the number of shares that will be granted pursuant to each Phantom Stock Grant. The Company shall credit to a bookkeeping account established on its records all shares of Phantom Stock credited to a Grantee.

(c) Requirement of Relationship with Company. Except as provided in the Grant Letter, if the Grantee’s relationship with the Company (as an employee or non-employee member of the Board, as the case may be) terminates during any period designated in the Grant Letter as the Restriction Period, the Phantom Stock Grant shall terminate as to all shares covered by the Grant as to which vesting restrictions have not lapsed, and such shares shall be forfeited. The Committee may, in its sole discretion, provide for complete or partial exceptions to the provisions of this Section 8(c).

(d) Dividend Equivalents. The Company shall credit dividend equivalents on Phantom Stock as and when dividends are payable on Common Stock. Dividend equivalents shall be converted to additional shares of Phantom Stock on the dividend payment date and credited to the Grantee’s accounts.

(e) Conversion. On the date specified in the Grant Letter as the conversion date for the Grantee’s Phantom Stock, the Grantee shall receive in settlement of such Phantom Stock a number of shares of common Stock equal to the Phantom Stock then credited to the Grantee’s account. Payment shall be made in whole shares of Common Stock, with fractional shares paid in cash.

(f) No Rights as a Shareholder. A Grantee shall not have any rights as a stockholder with respect to any Phantom Stock, including with respect to dividends and voting. Grantees shall be unsecured creditors of the Company with respect to Phantom Stock Grants.

9. Performance Share Awards

(a) General Provisions. The Committee may grant Performance Share Awards (“Performance Share Awards”) to key employees of the Company under and pursuant to this Section 9 and the Company’s Performance Share Plan adopted by the Board effective February 8, 2005, or any successor thereto (the “Performance Plan”). A Performance Share Award shall entitle the Grantee to receive shares of Common Stock or a payment in cash upon settlement of the Performance Share Award at the conclusion of the Award Term (as defined in the Performance Plan), contingent upon the satisfaction of certain Performance Goals (as defined in the Performance Plan) established by the Committee. The terms and conditions of each Performance Share Award, including the Grantee, the target number of shares thereunder, the Performance Goals, the Award Term, and the formula, method or matrix for determining payout, shall be determined by the Committee in accordance with the Performance Plan and set forth in the Grant Letter. Shares of Common Stock issued under a Performance Share Award shall be granted at full value with no exercise price.

(b) Number of Shares; Accounts. The Committee, in its sole discretion, shall determine the target number of shares of Common Stock that will be subject to each Performance Share Award. The actual number of shares that may be issued upon settlement of a Performance Share Award will be determinable at the conclusion of the Award Term. The Company shall establish on its records and maintain a bookkeeping account in which shall be recorded the number of shares of Common Stock subject to a Performance Share Award and the number of shares actually credited to a Grantee.

(c) Termination of Relationship with Company. If the Grantee’s employment with the Company terminates during the Award Term of a Performance Share Award then, depending upon the reason for such termination, such Performance Share Award may continue in force or may terminate, as provided by the applicable provisions of the Performance Plan.

(d) Change of Control. Upon a Change of Control of the Company, any outstanding Performance Share Awards shall be treated in accordance with the Performance Plan.

(e) Settlement. Upon the conclusion of the Award Term of a Performance Share Award as specified in the Grant Letter, the Grantee shall receive in settlement of such Performance Share Award a number of shares of Common Stock or a payment in cash, or a combination thereof, as may be determined in accordance with the Performance Plan.

(f) No Rights as a Shareholder. A Grantee shall not have any rights as a stockholder with respect to shares of Common Stock subject to a Performance Share Award prior to the issuance of such shares, including with respect to dividends and voting. Grantees shall be unsecured creditors of the Company with respect to Performance Share Awards.

10. Transferability of Options and Grants

(a) Restrictions on Transferability. Only a Grantee (or, in the case of an individual Grantee, his or her authorized legal representative) may exercise rights under a Grant except as otherwise stated herein and in Section 10(b) below. No individual Grantee may transfer those rights except by will or by the laws of descent and distribution or, in the case of a Nonqualified Stock Option, if permitted by the Committee in its sole discretion, pursuant to a qualified domestic relations order as defined under the Code or Title I of ERISA or the rules thereunder or pursuant to Section 10(b) below. Upon the death of an individual Grantee, the personal representative or other person entitled to succeed to the rights of the Grantee (“Successor Grantee”) may exercise such rights. A Successor Grantee shall furnish proof satisfactory to the Company of such person’s right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(b) Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide that a Grantee may transfer Nonqualified Stock Options to family members, one or more trusts for the benefit of family members, or one or more partnerships of which family members are the only partners, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

11. Change of Control of the Company

As used herein, a “Change of Control” shall be deemed to have taken place if (i) any Person (except for an employee or his or her family, the Company or any employee benefit plan of the Company or of any Affiliate, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan), together with all Affiliates and Associates of such Person shall become the Beneficial Owner in the aggregate of 20% or more of the shares of the Company then outstanding and entitled to vote for directors generally, (ii) any Person (except an employee and his or her family), together with all Affiliates and Associates of such Person, purchases substantially all of the assets of the Company, or (iii) during any twenty-four (24) month period, individuals who at the beginning of such period constituted the Board cease for any reason to constitute a majority thereof, unless the election, or the nomination for election by the Company’s stockholders, of at least seventy-five percent (75%) of the directors who were not directors at the beginning of such period was approved by a vote of at least seventy-five percent (75%) of the directors in office at the time of such election or nomination who were directors at the beginning of such period. For purposes of this definition, “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act; “Person” shall mean any individual, firm, corporation, partnership or other entity; and “Beneficial Owner” shall mean:

(i) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for payment, purchase or exchange;

(ii) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 under the Exchange Act), including without limitation, pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the “Beneficial Owner” of any security under this subsection (ii) as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable successor report); or

(iii) where voting securities are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy described in the proviso to subsection (ii) above) or disposing of any voting securities of the Company; provided, however, that nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until expiration of forty (40) days after the date of such acquisition.

12. Dissolution, Liquidation or Winding Up

If the Company is to be dissolved or liquidated, then, at least ten days prior to the effective date of such event, the Company shall give each Grantee with any outstanding Grants written notice of such event. Each such Grantee shall thereupon have the right to exercise in full any installments of such Grants not previously exercised (whether or not the right to exercise such installments has accrued pursuant to such Grants), within ten days after such written notice is sent by the Company. Any installments of such Grants not so exercised shall thereafter lapse and be of no further force or effect.

13. Amendment and Termination of the Plan and Grants

(a) Amendment. The Board may amend or terminate the Plan at any time, subject to the following limitations:

(1) the approval by the stockholders of the Company and approval by the Committee shall be required in respect of any amendment to the extent then required by applicable law or by the regulations of the U.S. Securities and Exchange Commission or the New York Stock Exchange or any other applicable exchange; and

(2) the Board shall not amend the Plan without stockholder approval if such amendment would cause the Plan, any Grant or the exercise of any right under the Plan to fail to comply with the requirements of Rule 16b-3 under the Exchange Act (or any successor provision), or if such amendment would cause the Plan or the Grant or exercise of an Incentive Stock Option to fail to comply with the requirements of Section 422 of the Code including, without limitation, a reduction of the option price set forth in Section 5(b) above or an extension of the period during which an Incentive Stock Option may be exercised as set forth in Section 5(c) above.

(b) Termination of Plan. The Plan shall terminate on December 31, 2006, unless earlier terminated by the Board or unless extended by the Board with the approval of the stockholders.

(c) Termination and Amendment of Outstanding Grants.

(1) General. A termination or amendment of the Plan that occurs after a Grant is made shall not result in the termination or amendment of the Grant unless the Grantee consents or unless the Committee acts under Section 21(b) below. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 21(b) below or may be amended by agreement of the Company and the Grantee which is consistent with the Plan.

(2) No Repricing. Neither the Company, the Board nor the Committee shall, without the further approval of the stockholders of the Company either prior or subsequent to such action, authorize (i) the amendment of any outstanding Grant to reduce the exercise price per share of such Grant, or (ii) the cancellation and replacement of such Grant in exchange for a Grant having a lower exercise price per share, except for an exchange in connection with a merger, consolidation, acquisition, reorganization, spin-off or other corporate transaction. This Section 13(c)(2) is intended to prohibit the repricing of “underwater” Grants and shall not be construed to prohibit the adjustments provided for in Section 3(b) of this Plan.

14. Funding of the Plan

The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under the Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

15. Rights of Eligible Participants

Nothing in the Plan shall entitle any Eligible Participant or other person to any claim or right to any Grant under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Eligible Participant or Grantee any rights to be retained by the Company in any capacity, whether as an employee, non-employee member of the Board, independent contractor, consultant or otherwise.

16. Withholding of Taxes

The Company shall have the right to deduct from all Grants paid in cash any federal, state or local taxes required by law to be withheld with respect to such Grants paid in cash. In the case of Grants paid in Common Stock, the Company shall have the right to require the Grantee to pay to the Company the amount of any taxes which the Company is required to withhold in respect of such Grants or to take whatever action it deems necessary to protect the interests of the Company in respect of such tax liabilities, including, without limitation, withholding a portion of the shares of Common Stock otherwise deliverable pursuant to the Plan. The Company’s obligation to issue or transfer shares of Common Stock in connection with any Grant shall be conditioned upon the Grantee’s compliance with the requirements of this section to the satisfaction of the Committee.

17. Agreements with Grantees

Each Grant made under the Plan shall be evidenced by a Grant Letter containing such terms and conditions as the Committee shall approve.

18. Requirements for Issuance of Shares

No Common Stock shall be issued or transferred under the Plan unless and until all applicable legal requirements have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Stock Option, Restricted Stock Grant, SAR, Phantom Stock Grant or Performance Share Award on the Grantee’s undertaking in writing to comply with such restrictions on any subsequent disposition of the shares of Common Stock issued or transferred thereunder as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

19. Headings

The section headings of the Plan are for reference only. In the event of a conflict between a section heading and the content of a section of the Plan, the content of the section shall control.

20. Effective Dates

(a) Effective Date of the Plan. The Plan shall be effective as of January 1, 1995, subject to the approval of the Company’s stockholders within 12 months after such effective date.

(b) Effectiveness of Section 16 Provisions. The provisions of the Plan that refer to, or are applicable to persons subject to, Section 16 of the Exchange Act shall be effective, if at all, upon the registration of the Common Stock under the Exchange Act, and shall remain in effect thereafter for so long as the Common Stock is registered under the Exchange Act.

21. Miscellaneous

(a) Substitute Grants. The Committee may make a Grant to an employee, a non-employee director, or an independent contractor or consultant of another corporation, if such person shall become an Eligible Participant by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or an Affiliate and such other corporation. Any such Grant shall be made in substitution for a stock option or restricted stock grant granted by the other corporation (“Substituted Stock Incentives”), but the terms and conditions of the substitute Grant may vary from the terms and conditions required by the Plan and from those of the Substituted Stock Incentives. The Committee shall prescribe the provisions of the substitute Grants.

(b) Compliance with Law. The Plan, the exercise of Grants and the obligations of the Company to issue or transfer shares of Common Stock under Grants shall be subject to all applicable laws and required approvals by any governmental or regulatory agencies. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan shall comply with all applicable conditions of Rule 16b-3 or any successor provisions under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify any Grant to bring it into compliance with any valid and mandatory government regulations. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this section.

This amendment and restatement of the Radian Group Inc. Equity Compensation Plan was adopted by the Board of Directors of the Company on February 8, 2005, effective as of such date.